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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) February 15, 1994

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                 0-12771                               95-3630868
        (Commission File Number)          (I.R.S. Employer Identification No.)



                  10260 Campus Point Drive, San Diego, CA 92121
              (Address of Principal Executive Offices)  (Zip Code)

                                 (619) 546-6000
              (Registrant's Telephone Number, Including Area Code)



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                                    FORM 8-K


ITEM 5.   OTHER EVENTS.


     On February 15, 1994, Science Applications International Corporation (the "Company") was served with a search warrant and a subpoena for documents and records associated with the Company's performance under three contracts with the Department of Defense ("DoD"). The search warrant and subpoena relate to the Company's development of flat panel displays for avionic applications under contracts known as the Horizontal Situation Indicator, the Air Navigational Multiple Indicator and the Comanche Light Attack Helicopter. The search warrant and the subpoena state that the government is seeking evidence regarding the making of false statements and false claims to the DoD in violation of Title 18, United States Code, Sections 1001 and 287, respectively, as well as conspiracy to commit such offenses.

     The Company has not been apprised of the details of the allegations that the government is investigating nor has it been charged with any wrongdoing. The Company is cooperating fully with the government in this investigation.

     On February 15, 1994 and February 18, 1994, the Company released the press releases attached hereto as Exhibits 28(a) and 28(b) with respect to the above, which press releases are incorporated herein by reference.

     Bull, Inc., a wholly-owned broker-dealer subsidiary of the Company, had been scheduled to conduct a trade for the Company's limited secondary market on February 18, 1994. In order to allow the Company sufficient time to supplement its Prospectus, this trade has been postponed to Friday, March 4, 1994.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.


     EXHIBIT NUMBER     DESCRIPTION                                  PAGE
     --------------     -----------                                  ----
        28(a)           Press release dated February 15, 1994
                        issued by Science Applications
                        International Corporation

        28(b)           Press release dated February 18, 1994
                        issued by Science Applications
                        International Corporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                            SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION



Date: FEBRUARY 18, 1994                 By: /s/ DOUGLAS E. SCOTT
      -----------------                    ------------------------------------
                                                Douglas E. Scott
                                        Its:    Corporate Vice President
                                                and General Counsel

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                                  EXHIBIT INDEX


Exhibit No.              Description of Exhibit
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28(a)                    Press release dated February 15, 1994
                         issued by Science Applications
                         International Corporation

28(b)                    Press release dated February 18, 1994
                         issued by Science Applications
                         International Corporation